EXHIBIT 4t

NUMBER	SHARES

NBP

$2.00 CONVERTIBLE PREFERRED	$2.00 CONVERTIBLE PREFERRED

[BMS LOGO]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

Bristol-Myers Squibb Company

THIS CERTIFICATE IS TRANSFERABLE IN	CUSIP 110122 20 7
THE CITY OF NEW YORK OR IN SAN FRANCISCO	SEE REVERSE SIDE FOR DEFINITIONS

This certifies that

Is the owner of

FULL-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $1 EACH OF THE $2.00 CONVERTIBLE STOCK

of Bristol-Myers Squibb Company (hereinafter called the “Corporation”), transferable on the books of said Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the seal of said corporation and the signatures of its duly authorized officers.

Countersigned and Registered:	DATED:
CHEMICAL BANK
TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

VICE PRESIDENT	CHAIRMAN OF THE BOARD

[CORPORATE SEAL]

[BMS LOGO] Bristol-Myers Squibb Company

BRISTOL-MYERS SQUIBB COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS AND THE POWERS, PREFERENCES AND RIGHTS, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF, OF EACH CLASS OF STOCK OR SERIES THEREOF SET FORTH IN THE CERTIFICATE OF INCORPORATION, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –		Custodian

TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

(State)

For value received,                                                               hereby sell, assign and transfer unto

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE Name	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE Name	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES

City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE Name	PLEASE INSERT TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

Street

SHARES

City, State and Zip Code

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                          Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.